                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/James C. Barbre
                                    --------------------------------------------
                                    James C. Barbre
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/James L. Bryan
                                    --------------------------------------------
                                    James L. Bryan
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Loretta M. Burd
                                    --------------------------------------------
                                    Loretta M. Burd
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Ralph B. Canterbury
                                    --------------------------------------------
                                    Ralph B. Canterbury
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Rudolf J. Hanley
                                    --------------------------------------------
                                    Rudolf J. Hanley
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Jerald R. Hinrichs
                                    --------------------------------------------
                                    Jerald R. Hinrichs
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Michael B. Kitchen
                                    --------------------------------------------
                                    Michael B. Kitchen
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/ Brian L. McDonnell
                                    --------------------------------------------
                                    Brian L. McDonnell
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/C. Alan Peppers
                                    --------------------------------------------
                                    C. Alan Peppers
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Neil A. Springer
                                    --------------------------------------------
                                    Neil A. Springer
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Farouk D. G. Wang
                                    --------------------------------------------
                                    Farouk D. G. Wang
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                    /s/Larry T. Wilson
                                    --------------------------------------------
                                    Larry T. Wilson
                                    Director, CUNA Mutual Life Insurance Company